UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 14, 2020

ARTELO BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-199213	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Prospect Street, Suite 210, La Jolla, CA USA	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 760-943-1689

________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARTL	The Nasdaq Stock Market, LLC
Warrants	ARTLW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

At-The-Market Offering Increase

On April 13, 2020, Artelo Biosciences, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Sales Agreement”) with Maxim Group LLC (“Maxim”), pursuant to which the Company may sell up to $3,000,000 of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). As of June 18, 2020, the Company has sold $1,474,813 of shares of Common Stock as previously limited by the “baby shelf rule” as defined in Instruction 1.B.6(a). Accordingly, on July 14, 2020, the Company filed Prospectus Supplement No. 3 to allow for the sale of an additional $774,599 of shares of Common Stock (the “Shares”) under the Sales Agreement.

The Shares have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-235917), which was filed with the Securities and Exchange Commission (the “SEC”) on January 15, 2020, and declared effective on February 3, 2020 (the “Registration Statement”), and a base prospectus dated as of January 14, 2020 included in the Registration Statement and the prospectus supplement relating to the offering filed with the SEC on July 14, 2020. Sales of the Shares through Maxim, if any, will be made by any method that is deemed an “at the market” offering as defined in Rule 415 under the Securities Act.  The Shares will be governed by the provisions of the Sales Agreement.

The Company is not obligated to make any sales of the Shares under the Sales Agreement and no assurance can be given that we will sell any additional Shares under the Sales Agreement, or if we do, as to the price or amount of Shares that we will sell, or the dates on which any such sales will take place. The foregoing description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, which was filed as Exhibit 1.1 to the Current Report on Form 8-K filed on April 15, 2020.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 5.1	Opinion of Fennemore Craig, P.C.

Exhibit 23.1	Consent of Fennemore Craig, P.C. (included in Exhibit 5.1)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTELO BIOSCIENCES, INC.

/s/ Gregory D. Gorgas
Gregory D. Gorgas
President & Chief Executive Officer

Date July 14, 2020

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